UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 23, 2019
(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)
1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

7961 SHAFFER PARKWAY, SUITE 5, LITTLETON, COLORADO 80127
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operation and Financial Condition

On October 23, 2019, the Registrant announced its unaudited financial results for the quarter ended September 30, 2019. Management’s quarterly conference call to discuss these results is scheduled for 4:30 p.m. EDT on October 24, 2019. The Company’s unaudited condensed consolidated financial statements and management’s discussion and analysis, together with other applicable disclosures can be found in the Company’s Quarterly Report on Form 10-Q, filed on October 23, 2019 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Third Quarter Highlights and Recent Developments

•
Positive results of the updated October 2019 preliminary feasibility study (the “2019 PFS”) for the Mt Todd gold project (“Mt Todd” or the “Project”) with improved after-tax net present value at a 5% discount rate (“NPV5%”) of $823 million and internal rate of return (“IRR”) of 23.4% at a price of $1,350 per ounce of gold and a $0.70=A$1.00 exchange rate;

•	2019 PFS after-tax NPV5% of $1.15 billion and IRR of 30.3% at a price of $1,500 per ounce of gold and a $0.68=A$1.00 exchange rate;
•	Metallurgical optimization program demonstrated life-of-mine gold recovery of 91.9% and total recovered gold of 5.3 million ounces; and
•	Received the third $1.5 million option payment from Prime Mining Corp. for the Company’s Guadalupe de los Reyes gold / silver project in Sinaloa, Mexico (“Los Reyes”).

Summary of Q3 2019 Financial Results

Vista reported a net loss of $2.5 million, or $0.02 per share, for the three-month period ended September 30, 2019. The loss is comprised of $2.3 million of operating expenses and a $0.2 million mark-to-market loss on our investment in Midas Gold Corp. Operating expenses for the quarter include costs related to the 2019 PFS.

Working capital at September 30, 2019 was $7.2 million, including cash and short-term investments of $4.5 million. The Company has no debt.

Mt Todd Update

2019 PFS

In September 2019, we announced the results of the 2019 PFS for the Project and in October 2019 we filed a technical report entitled “NI 43-101 Technical Report Mt Todd Gold Project 50,000 tpd Preliminary Feasibility Study Northern Territory, Australia” with an effective date of September 10, 2019 and an issue date of October 7, 2019.  The 2019 PFS was based on the results of metallurgical testing, a comprehensive review of the Project and the re-design of elements of the process flow sheet, and most importantly, grinding circuit design changes. Key inputs that changed in the 2019 PFS include higher gold recoveries due to the finer grind size, a higher gold price, and improved foreign exchange rates.

These process improvement efforts resulted in revised estimates that reflect reduced estimated operating costs, increased projected gold recovery and higher gold production forecasts. In addition, we updated revenue, capital, and operating costs based on current market conditions and recent quotes from suppliers.

Vista retained GR Engineering Services of Perth, Australia to undertake an independent benchmarking study to assess the appropriateness of capital and operating cost estimates, construction and ramp-up schedules, owner’s costs and key components of the Project, such as power supply.

Metallurgical Optimization Program

Vista’s latest metallurgical test programs have confirmed: (1) the efficiency of ore sorting across a broad range of head grades and the natural concentration of gold in the screen undersize material prior to sorting; (2) the effectiveness of fine grinding and improved gold leach recoveries at an 80% passing grind size of 40 microns (“µm”); and (3) the selection of FLSmidth’s VXP mill as the preferred fine-grinding mill.

Vista initiated a metallurgical optimization program (the “Program”) following the issuance of its 2018 preliminary feasibility study (“2018 PFS”). The objective of the Program was to determine overall gold recoveries at finer grind sizes and evaluate the efficiency of the FLSmidth VXP mills as opposed to the Glencore ISA mills, which were contemplated in the 2018 PFS. As a result of this test work and related leach recovery tests, a final grind size of 80% passing 40µm was selected. The Program was completed during the third quarter of this year. The outcomes of the metallurgical testing and other findings were incorporated into the 2019 PFS.

In August 2019, the Company announced the results of the 2019 fine-grinding tests completed on samples of various grade ranges. These tests confirm that the Mt Todd ore can be efficiently ground to a finer final product size with lower power consumption in the grinding circuit than estimated in the 2018 PFS. Leaching the 40µm size material resulted in higher life-of-mine recoveries of 91.9% compared to 86.4% in the 2018 PFS, and an estimated increase in total gold produced over the life of the mine of approximately 349,000 ounces. It also proved that at the 40µm target grind size, the tail grade is nearly constant within specific grade ranges.

Project Mineral Reserves

The 2019 PFS estimated total recovered gold at 5.3 million ounces. The table below presents the estimated mineral reserves for the Project.

Mt Todd Gold Project Mineral Reserves – 50,000 tpd, 0.40 g Au/t cut-off and $1,250 per ounce gold
	Batman Deposit			Heap Leach Pad			Total
	Tonnes (000s)	Grade (g/t)	Contained Ounces (000s)	Tonnes (000s)	Grade (g/t)	Contained Ounces (000s)	Tonnes (000s)	Grade (g/t)	Contained Ounces (000s)
Proven	72,672	0.88	2,057	-	-	-	72,672	0.88	2,057
Probable	135,015	0.82	3,559	13,354	0.54	232	148,369	0.79	3,791
Proven & Probable	207,687	0.84	5,616	13,354	0.54	232	221,041	0.82	5,848

Note: Economic analysis conducted only on proven and probable mineral reserves. Thomas Dyer of Mine Development Associates is the Qualified Person responsible for developing mineral reserves for the Batman deposit.  Dr. Deepak Malhotra of Resource Development Inc. is the Qualified Person responsible for the metallurgical data and program, and for developing mineral reserves for the heap leach.  See “Cautionary Note to United States Investors” below.

Management Conference Call

A conference call with management to review our financial results for the third quarter ended September 30, 2019 and to discuss corporate and project activities is scheduled for October 24, 2019 at 4:30 p.m. EDT.

Participant Toll Free: 844-898-8648
Participant International:  647-689-4225
Conference ID:  1866315

This call will also be webcast and can be accessed at the following web location:
http://event.on24.com/r.htm?e=2116870&s=1&k=E81C5C34A6233FBE5019BA517017F58D

This call will be archived and available at www.vistagold.com beginning October 24, 2019. An audio replay will be available for 21 days by calling toll-free in North America: 855-859-2056.

If you are unable to access the audio or phone-in on the day of the conference call, please email your questions to ir@vistagold.com.

All dollar amounts in this press release are in U.S. dollars, unless specified otherwise.

Technical Report on Mt Todd

For further information on the Project and the 2019 PFS, see the Technical Report entitled “NI 43-101 Technical Report Mt Todd Gold Project 50,000 tpd Preliminary Feasibility Study Northern Territory, Australia”, with an effective date of September 10, 2019 and an issue date of October 7, 2019, which is available on SEDAR and EDGAR, as well as on Vista’s website under the Technical Reports section.

John Rozelle, Vista’s Sr. Vice President, a Qualified Person as defined by National Instrument 43-101 – Standards of Disclosure for Mineral Projects, has approved the information in this press release.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our reserve estimates, projected NPV5%, IRR and total gold recovery at Mt Todd; Mt. Todd being poised to be a major Australian gold producer, the Company’s future advancement of the Project, the Company continuing to de-risk Mt Todd in a cost-effective manner while seeking to secure a development partner for the Project, management being able to obtain appropriate reward for the Company’s shareholders, the Company continuing to effectively manage its working capital and seeking to use the sale of non-core assets such as the Company’s used mill equipment, future option payments for the Guadalupe de los Reyes gold/silver project, and monetization of royalty interests held by the Company to fund future working capital needs, process improvements at the Project being substantially realized in actual production our belief that process improvement efforts will result in reduced estimated operating costs, increased gold recovery and higher gold production at Mt Todd; our forecasts of revenue, capital, and operating costs; our belief that the Mt Todd ore can be efficiently ground to a finer final product size with lower power consumption in the grinding circuit than estimated in the 2018 PFS; that leaching the 40µm size material will result in higher life-of-mine recoveries of 91.9% compared to 86.4% in the 2018 PFS, and an increase in total gold produced over the life of the mine; our belief that at the 40µm target grind size, the tail grade is nearly constant within specific grade ranges; and our belief that Mt Todd is the largest undeveloped gold project in Australia are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this report include the following: no change to laws or regulations impacting mine development or mining activities, our approved business plans, mineral resource and reserve estimates and results of preliminary economic assessments, preliminary feasibility studies and feasibility studies on our projects, if any, our experience with regulators, our experience and knowledge of the Australian mining industry and positive changes to current economic conditions and the price of gold. When used in this report, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K filed in February 2019 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.

Cautionary Note to United States Investors

The United States Securities and Exchange Commission (“SEC”) limits disclosure for U.S. reporting purposes to mineral deposits that a company can economically and legally extract or produce. This report uses the terms “Proven Reserves”, “Probable Reserves” and “Proven & Probable Reserves”.  Reserve estimates contained in this report are made pursuant to NI 43-101 standards in Canada and do not represent reserves under the standards of the SEC’s Industry Guide 7  and may not constitute reserves under the SEC’s newly adopted disclosure rules to modernize mineral property disclosure requirements, which became effective February 25, 2019 and will be applicable to the Company in its fiscal year beginning January 1, 2021.  Under the currently applicable SEC Industry Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and all necessary permits and government approvals must be filed with the appropriate governmental authority.  U.S. Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into SEC Industry Guide 7 reserves.

Item 7.01  Regulation FD

On October 23, 2019, the Registrant issued a press release that announced its unaudited financial results for the quarter ended September 30, 2019.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

99.1 Press Release dated October 23, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: October 25, 2019	By: s/Frederick H.Earnest Frederick H. Earnest Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 23, 2019*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.